EXECUTION COPY
AMENDMENT NO. 2
Dated as of June 1, 2016
to
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of November 4, 2015
THIS AMENDMENT NO. 2 (this “Amendment”) is made as of June 1, 2016 by and among PTC Inc., a Massachusetts corporation (the “Parent”), PTC (IFSC) Limited, an entity organized under the laws of the Republic of Ireland (the “Irish Borrower” and, together with the Parent, the “Borrowers”), the Lenders listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent’), under that certain Amended and Restated Credit Agreement, dated as of November 4, 2015, by and among the Parent, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Parent has requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and
WHEREAS, the Borrowers, the requisite Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows, with effect from (and including) the date hereof (unless otherwise specified below):
(a)     Section 1.01 of the Credit Agreement is hereby amended to add the following new term and related definition in the appropriate alphabetical order:
“Amendment No. 2 Effective Date” means June 1, 2016.

(b)    The definition of “Aggregate Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to restate the last sentence thereof to read as follows: “As of the Amendment No. 2 Effective Date, the Aggregate Commitment is $900,000,000”.
(c)    The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to (i) replace the reference to “initial amount of each Lender’s Commitment” set forth in the penultimate sentence thereof with “amount of each Lender’s Commitment as of the Amendment No. 2 Effective Date” and (ii) amend and restate the last sentence thereof to read as follows: “The aggregate amount of the Lenders’ Commitments as of the Amendment No. 2 Effective Date is $900,000,000.”
(d)    Clause (c) of Section 5.15 of the Credit Agreement is hereby amended and restated to read as follows:
“(c) any of the following conditions are satisfied: (i) the aggregate amount of all such Capital Distributions during any fiscal year of the Parent does not exceed the Specified Basket Amount; (ii) such Capital Distributions are made during the period commencing on (and including) the Amendment No. 2 Effective Date and ending on (and including) June 30, 2018 and the aggregate amount of all such Capital Distributions during such period does not exceed $100,000,000; or (iii) the Total Leverage Ratio is less than 3.25 to 1.00 at the time of and after giving effect (including giving effect thereto on a Pro Forma Basis) to such Capital Distribution.”
(e)    Schedule 2.01 of the Credit Agreement is hereby amended and restated to read as set forth on Schedule 2.01 hereto.
2.
    Condition of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and (ii) the Administrative Agent shall have received from the Parent, for the account of each Lender signatory hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to $5,000.
3.
    Representations and Warranties of the Borrowers. Each of the Borrowers hereby represents and warrants as follows:
(a)
    This Amendment and the Credit Agreement as modified hereby constitute valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.
(b)
    As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof (or, if a representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such specific date).
4.
    Reference to and Effect on the Credit Agreement.
(a)
    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)
    The Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c)
    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.
(d)
    This Amendment is a Loan Document.
5.
    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.
    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.
    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or other electronic imaging shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PTC INC., as the Parent

By: /s/Stephen Bouchard
Name: Stephen Bouchard
Title: Treasurer

PTC (IFSC) LIMITED, as the Irish Borrower

By: /s/Eamonn Clarke
Name: Eamonn Clarke
Title: Director

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By: /s/Daglas P. Panchal
Name: Daglas P. Panchal
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/David A. Wild
Name: David A. Wild
Title: Senior Vice President

Name of Lender:

FIFTH THIRD BANK

By: /s/Colin Murphy
Name: Colin Murphy
Title: Director

Name of Lender:

HSBC Bank USA, National Association

By: /s/Elise M. Russo
Name: Elise M. Russo
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Name of Lender:

CITIZENS BANK, N.A.

By: /s/William M. Clossey
Name: William M. Clossey
Title: Sr. Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Name of Lender:

ROYAL BANK OF CANADA

By: /s/Nicholas Heslip
Name: Nicholas Heslip
Title: Authorized Signatory

Name of Lender:

SANTANDER BANK, N.A.

By: /s/William Maag
Name: William Maag
Title: Managing Director

Name of Lender:

TD BANK, N.A.

By: /s/Christopher Matheson
Name: Christopher Matheson
Title: Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Name of Lender:

Barclays Bank PLC

By: /s/Sean Duggan
Name: Sean Duggan
Title: Assistant Vice President

Name of Lender:

SunTrust Bank

By: /s/Jason Crowley
Name: Jason Crowley
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Name of Lender:

U.S. BANK NATIONAL ASSOCIATION

By: /s/Brian Seipke
Name: Brian Seipke
Title: Vice President

Name of Lender:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/David Mallett
Name: David Mallett
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Name of Lender:

SILICON VALLEY BANK

By: /s/Kristy Vlahos
Name: Kristy Vlahos
Title: Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Name of Lender:

The Huntington National Bank

By: /s/Jared Shaner
Name: Jared Shaner
Title: Vice President

Name of Lender: BANK OF AMERICA, N.A.

By: /s/My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

Name of Lender: PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION

By: /s/Kathryn M. Williams
Name: Kathryn M. Williams
Title: Vice President

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$78,000,000.00

KEYBANK NATIONAL ASSOCIATION	$78,000,000.00

FIFTH THIRD BANK	$66,000,000.00

HSBC BANK USA, NATIONAL ASSOCIATION	$66,000,000.00

CITIZENS BANK, N.A.	$66,000,000.00

ROYAL BANK OF CANADA	$66,000,000.00

SANTANDER BANK, N.A.	$66,000,000.00

TD BANK, N.A.	$66,000,000.00

BARCLAYS BANK PLC	$54,000,000.00

SUNTRUST BANK	$54,000,000.00

U.S. BANK NATIONAL ASSOCIATION	$54,000,000.00

WELLS FARGO BANK, NATIONAL ASSOCIATION	$45,000,000.00

SILICON VALLEY BANK	$45,000,000.00

THE HUNTINGTON NATIONAL BANK	$36,000,000.00

BANK OF AMERICA, N.A.	$36,000,000.00

PEOPLE’S UNITED BANK	$24,000,000.00

AGGREGATE COMMITMENTS	$900,000,000.00

CH\2316057.3